Exhibit 10.16

SCHEDULE OF INDEMNIFICATION AGREEMENTS

The following current directors and officers have entered into Indemnification Agreements in the form set forth at Exhibit 10.16 with M/A-COM, Inc. as of the date indicated.

NAME                              POSITION                      DATE

Fink, Daniel J.                   Director                      2/20/91

Glaudel, Robert H.                Senior Vice President,       11/10/93
                                  Human Resources

Helman, Irving J.                 Clerk                         2/23/89

Hutton, George N. Jr.             Director                      2/23/89

LaBlanc, Robert E.                Director                      2/23/89

Meindl, James D.                  Director                      2/23/89

Mihalchik, Larry L.               Senior Vice President,       11/10/93
                                  Chief Administrative Officer
                                  and Chief Financial Officer

Morton, E. James                  Director                      2/23/89

Pettit, Raymond F.                Director                     11/10/93

Pounds, Dr. William F.            Director                      2/23/89

Rice, Peter J.                    Vice President and            2/20/91
                                  Controller

Tsongas, Paul E.                  Director                      2/23/89

Vanderslice, Thomas A.            Chairman of the Board,       11/28/89
                                  President and
                                  Chief Executive Officer